SCUDDER
INVESTMENTS(SM)
[LOG]

--------------------------------------------------------------------------------
EQUITY/GLOBAL
--------------------------------------------------------------------------------

Scudder International Value Fund
Fund #305

Semiannual Report
February 29, 2000

A fund seeking long-term capital appreciation primarily in undervalued foreign equity securities.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      12   Glossary of Investment Terms

                      13   Investment Portfolio

                      19   Financial Statements

                      22   Financial Highlights

                      23   Notes to Financial Statements

                      27   Officers and Directors

                      28   Investment Products and Services

                      30   Scudder Solutions

Scudder International Value Fund
--------------------------------------------------------------------------------
                                                                fund number  305
--------------------------------------------------------------------------------

Date of Fund's     o     For the six-month period ended February 29, 2000, the
Inception:               fund provided a 3.23% total return, compared to a
9/1/98                   1.18% return for the fund's unmanaged benchmark, the
                         Morgan Stanley Capital (MSCI) EAFE Value Index.
Total Net
Assets as          o     Given a very favorable recent investment environment
of 2/29/00:              for growth stocks over value stocks, we believe the
$2 million               fund's approach worked well during this period.

                   o A cooling of speculation in emerging Asian markets and a rebound in European economies has begun to create a more favorable investment climate for international stocks.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report to you on Scudder International Value Fund's most recent semiannual period. The fund's objective is to provide long-term capital appreciation by investing in undervalued foreign equity securities. Managed by a team of experienced professionals, the fund has focused its investments on securities of mid- and large-cap companies, based outside the United States, that are either included in, or have similar characteristics to those in the MSCI EAFE Value Index -- a benchmark of foreign security performance based on price-to-book value ratios.

The fund posted a 3.23% return over the period, compared to a 1.18% return for the fund's unmanaged benchmark, the MSCI EAFE Value Index. This placed the fund behind other international funds because of the impressive outperformance of growth versus value over the period. However, within the value sector, the fund performed well. For more information on the fund's investment strategy and the trends driving overseas markets, please turn to the Portfolio Management Discussion that begins on page 10.

The Board of Scudder International Value Fund has voted to liquidate the fund as of the close of business on or about May 5, 2000. The Board considered many factors in making this decision, among them the fund's high current expenses and the likelihood that the fund would not realize a competitive expense level in the near future. We value our relationship with you and would like to remind you that you may exchange shares of the fund that you own into other funds managed by Scudder, including Scudder International Fund^1, a fund with similar investment objectives as the fund, as an alternative investment. Please call a Scudder representative if you would like to discuss other appropriate fund options.

Thank you for investing in Scudder International Value Fund. Please do not hesitate to contact Investor Relations at 1-800-SCUDDER with any questions regarding your account. Or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Nicholas Bratt
Nicholas Bratt
President,
Scudder International Value Fund

^1 Only the International Shares of the fund are part of The Scudder Family of Funds.

Performance Update
--------------------------------------------------------------------------------
                                                              February 29, 2000

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------


     Scudder International Value Fund         MSCI EAFE Value Index*

            9/1/98**     10000                      10000
             11/98       11282                      11670
              2/99       11199                      11607
              5/99       12062                      12500
              8/99       12996                      13520
             11/99       13592                      13859
              2/00       13416                      13679

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                       Total Return
                              Growth of                              Average
Period ended 2/29/2000        $10,000          Cumulative            Annual
--------------------------------------------------------------------------------
Scudder International Value Fund
--------------------------------------------------------------------------------
1 year                         $  11,979           19.79%               19.79%
--------------------------------------------------------------------------------
Life of Fund**                 $  12,644           26.44%               16.98%
--------------------------------------------------------------------------------
MSCI EAFE Value Index*
--------------------------------------------------------------------------------
1 year                         $  11,785           17.85%               17.85%
--------------------------------------------------------------------------------
Life of Fund**                 $  13,679           36.79%               24.76%

* The Morgan Stanley Capital International (MSCI) Europe, Australia and the Far East (EAFE) Value Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. The index consists of the lowest price-to-book value stocks that add up to 50% of the market cap on a country to country basis. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

**   The Fund commenced operations on September 1, 1998.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

             Periods ended February

                    Total Return

Scudder International Value Fund            MSCI EAFE Value Index*

            5.55                                   12.21
           19.79                                   17.85


                                     1999         2000
--------------------------------------------------------------------------------
Fund Total
Return (%)                           5.55        19.79
--------------------------------------------------------------------------------
Index Total
Return (%)                          12.21        17.85
--------------------------------------------------------------------------------
Net Asset
Value ($)                           12.59        13.87
--------------------------------------------------------------------------------
Income
Dividends ($)                        0.08         0.31
--------------------------------------------------------------------------------
Capital Gains
Distributions($)                       --         0.96
--------------------------------------------------------------------------------

* The Morgan Stanley Capital International (MSCI) Europe, Australia and the Far East (EAFE) Value Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. The index consists of the lowest price to book value stocks that add up to 50% of the Market Cap on a country to country basis. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                              February 29, 2000

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Europe                      69%
Japan                       24%
Pacific Basin                6%
Canada                       1%
--------------------------------
                           100%
--------------------------------

The fund  benefited  from a rebound in Europe and  renewed  growth in  "emerging
Asia."


--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Financial                   35%
Manufacturing               19%
Durables                    10%
Technology                   7%
Utilities                    6%
Energy                       6%
Communications               4%
Metals & Minerals            2%
Construction                 2%
Other                        9%
--------------------------------
                           100%
--------------------------------

The strongest returns have come from growth-oriented sectors such as technology and telecommunications.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(28% of Portfolio)

1.   Koninklijke (Royal) Philips Electronics NV
     Manufacturer of consumer electronics

2.   LM Ericsson Telephone Co. "B"
     Manufacturer of wired and mobile telecommunications equipment

3.   Total SA "B"
     Explorer, developer and producer of oil and gas

4.   DaimlerChrysler AG
     Worldwide designer, manufacturer and marketer of automobiles, trucks and other vehicles

5.   AXA SA
     Insurance group providing insurance, finance and real estate services

6.   ING Groep NV
     Provider of insurance and financial services

7.   Hitachi, Ltd.
     General electronics manufacturer

8.   Banque Nationale de Paris SA
     Bank

9.   UPM-Kymmene Oyj
     Manufacturer of paper and pulp products

10.  Tokyo Electric Power Co.
     Electric utility

The fund focuses its investments on securities of mid- and large-cap companies, based outside the U.S., that are either included in, or have similar characteristics to, those in the Morgan Stanley Capital International (MSCI) EAFE Value Index.

For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               February 29, 2000

In the following interview, portfolio managers Shahram Tajbakhsh and Josephine Chu discuss the fund's market environment and strategy during the six-month period ended February 29, 2000.

Q: How has Scudder International Value Fund performed over the past six months?

A: The fund's total return was 3.23% over the period, compared to a 1.18% return for the fund's unmanaged benchmark, the MSCI EAFE Value Index.

Q: How would you characterize the fund's return during this period?

A: We are pleased with the results. Even though the fund's return was below that of other investments, it still outpaced its benchmark. Also, as in the United States, the biggest returns from international equity markets came from growth-oriented sectors such as technology and telecommunications, not from the value sectors in which the fund invests. Therefore, given the climate in which we invest, we think our approach served the fund well.

Q: What has contributed to the performance of the fund?

A: In the first few months of the period, markets in "emerging Asia," including Thailand, Hong Kong, and South Korea, performed well. Holdings that benefited from this environment included Pohang Iron & Steel and Kookmin Bank in South Korea, and ICICI Ltd., a bank in India. However, as we approached the end of 1999 and moved into 2000, these markets began to underperform. This underperformance was due in part to a cooling of speculation that had fueled these markets, but also to renewed economic sluggishness, such as we are seeing in Japan. In the meantime, European markets have begun to rebound, as economies in Germany, France, Spain, and other countries are showing new signs of growth. This environment helped the performance of one of the fund's holdings, Ericsson, a Swedish telecommunications equipment company, and transformed it from a value stock to a growth stock.

Q: What kind of individual should consider international value investments?

A: International value investments are for people who want increased diversification among global markets. Although growth stocks in the United States and elsewhere have been the best performers for the past year, we have seen some slowdown in this phenomenon in the first few months of this year. International value stocks have shown that they can deliver low correlation with growth stocks and -- over time -- comparable returns.

Glossary of Investment Terms
--------------------------------------------------------------------------------

                 Hedging A strategy used to offset investment risk. Investment managers frequently hedge their exposure to currency changes by buying or selling futures or options contracts. For example, an investor who wishes to buy British bonds but feels that the value of the pound will fall versus the U.S. dollar may buy futures or options on the pound to offset the projected decline in the currency.

          Price/Earnings   A widely used gauge of a stock's valuation that
             Ratio (P/E)   indicates what investors are paying for a company's
         (also "earnings   multiple earning power at the current stock price. A
              multiple")   P/E ratio may be based on a company's projected
                           earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.

            Total Return   The most common yardstick to measure the performance
                           of a fund. Total return -- annualized or compounded
                           -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

              Value Fund   A fund that invests primarily in companies whose
                           stock prices do not fully reflect their intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to their industries or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                         as of February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                          Principal
                                                           Amount ($)  Value ($)
--------------------------------------------------------------------------------
Foreign Bonds 0.0%
--------------------------------------------------------------------------------
United Kingdom
British Aerospace PLC, 7.45%, 11/30/2003
  (Cost of $57) ............................................   135         211

                                                            Shares
------------------------------------------------------------------------------
Common Stocks 100.0%
------------------------------------------------------------------------------
Australia 3.1%
Australia & New Zealand Banking Group Ltd.
  (General trading and savings bank) ....................... 2,680      16,592
Commonwealth Bank of Australia (Provider of banking,
  insurance, and related services) .........................   800      12,366
National Australia Bank Ltd. (Commercial bank) ............. 3,000      39,708
Qantas Airways Ltd. (International airline company) ........ 5,000      11,009
                                                                    ----------
                                                                        79,675
                                                                    ----------
Austria 0.7%
Voest-Alpine Stahl AG (Processor and distributor of
  steel products) ..........................................   605      18,710
                                                                    ----------
Belgium 2.7%
Arbed SA (Manufacturer of steel and related products) ......   100       9,326
Groupe Bruxelles Lambert SA (Investor in utilities,
  media, finance, and real estate) .........................    50      10,887
Solvay SA (Chemical producer) ..............................   700      48,912
                                                                    ----------
                                                                        69,125
                                                                    ----------
Canada 0.9%
Dofasco Inc. (Producer of flat rolled and tubular steel) ... 640 10,587 Fletcher Challenge Canada Ltd. "A" (Producer and
  supplier of printing paper) ..............................   970      11,366
                                                                    ----------
                                                                        21,953
                                                                    ----------
Denmark 0.7%
Codan Forsikring (Insurance company) .......................    70       5,683
Kapital Holding (Provider of banking services) .............   105       3,874
Unidanmark A/S "A" (Registered) (Financial
  service company) .........................................   150       8,573
                                                                    ----------
                                                                        18,130
                                                                    ----------


    The accompanying notes are an integral part of the financial statements.

                                                              Shares   Value ($)
--------------------------------------------------------------------------------

Finland 2.8%
Stora Enso Oyj - R Shares (Manufacturer of
  paper and paper products) ................................   1,475      14,968
UPM-Kymmene Oyj (Manufacturer of paper
  and pulp products) .......................................   2,000      55,668
                                                                        --------
                                                                          70,636
                                                                        --------
France 12.1%
AXA SA (Insurance group providing insurance,
  finance and real estate services) ........................     545      68,736
Alcatel (Manufacturer of transportation,
  telecommunication and energy equipment) ..................     100      23,504
Assurances Generales de France (Health, life
  and liability insurance provider) ........................     300      14,555
Banque Nationale de Paris SA (Bank) ........................     750      59,437
Compagnie de Saint-Gobain (Glass manufacturer) .............      50       6,983
Finaxa (Insurance holding company) .........................     100       8,940
Lafarge SA, Rights* (Producer of building materials) .......     200           6
Schneider Electric SA (Manufacturer of electronic
  components and automated manufacturing systems) ..........     200      12,950
Societe Generale (Bank) ....................................      50      10,404
Suez Lyonnaise des Eaux SA (Water and electric utility) ....     200      33,053
Total SA "B" (Explorer, developer and producer of oil
  and gas) .................................................     547      72,689
                                                                        --------
                                                                         311,257
                                                                        --------
Germany 9.7%
BASF AG (International chemical producer) ..................   1,000      45,761
DaimlerChrysler AG (Worldwide designer, manufacturer
  and marketer of automobiles, trucks and other
  vehicles) ................................................   1,050      71,440
Deutsche Bank AG (Registered) (Provider of financial
  services) ................................................     500      42,234
Dresdner Bank AG (Bank) ....................................     270      12,995
FPB Holding AG (Manufacturer and marketer of paper
  and paper products) ......................................     280      41,403
Siemens AG (Electrical engineering and electronics
  company) .................................................     200      35,855
                                                                        --------
                                                                         249,688
                                                                        --------
Hong Kong 2.6%
Amoy Properties Ltd. (Property management company) .........  45,000      25,296
Hang Seng Bank Ltd. (Commercial banking and related
  financial services) ......................................   1,000       9,026
i-Cable Communications Ltd.* (Provider of cable
  television services) .....................................      42          46
Kerry Properties, Ltd. (Real estate company) ...............   5,000       6,007


    The accompanying notes are an integral part of the financial statements.

                                                              Shares   Value ($)
--------------------------------------------------------------------------------

Sun Hung Kai Properties Ltd. (Real estate developer
  and finance company) .......................................  1,000      9,026
Wharf Holdings Ltd. (Property development and
  investment) ................................................ 10,000     17,153
                                                                        --------
                                                                          66,554
                                                                        --------
Italy 3.3%
Ente Nazionale Idrocarburi SpA (Exploration and
  production of oil, natural gas and chemicals) ..............  5,000     23,340
Montedison SpA (Holding company: chemicals,
  natural gas and agriculture) ...............................  7,280     12,840
Telecom Italia SpA (Provider of telecommunications,
  electronics and network construction services) .............  6,000     47,549
                                                                        --------
                                                                          83,729
                                                                        --------
Japan 23.7%
ACOM Co., Ltd. (Provider of financial services) ..............    100     10,590
Amada Metrecs Co., Ltd. (Manufacturer of metal molds
  and automated lines) .......................................  1,000      5,813
Chugoku Electric Power Co., Inc. (Distributor of
  electricity) ...............................................  1,300     16,058
Daiichi Pharmaceutical Co., Ltd. (Producer
  of ethical drugs) ..........................................  1,000     12,943
Daiwa Securities Co., Ltd. (Provider of brokerage
  and other financial services) ..............................  2,000     31,698
Fuji Bank, Ltd. (Provider of commercial and institutional
  banking services) ..........................................  2,000     15,550
Hitachi, Ltd. (General electronics manufacturer) .............  5,000     68,074
Honda Motor Co., Ltd. (Automobile and motorcycle
  manufacturer) ..............................................    600     19,619
Japan Energy Corp. (Importer of crude oil) ................... 10,000      7,811
Kyocera Corp. (Manufacturer of ceramic packaging) ............    300     50,736
Kyushu Electric Power Co. (Provider of electricity) ..........    800      9,490
Mazda Motor Corp. (Manufacturer of automobiles) ..............  1,000      2,897
Mitsubishi Corp. (General trading company) ...................  4,000     29,464
Nikko Securities Co., Ltd. (Securities broker and dealer) ....  2,000     25,740
Nintendo Co., Ltd. (Manufacturer of game equipment) ..........    100     21,789
Ono Pharmaceutical Co., Ltd. (Producer of medicines
  for human and veterinary uses) .............................  1,000     28,156
Ricoh Co., Ltd. (Manufacturer of copiers and
  information equipment) .....................................  2,000     35,804
Sanyo Electric Co., Ltd. (Manufacturer of consumer
  electronics) ...............................................  6,000     24,414


    The accompanying notes are an integral part of the financial statements.

                                                              Shares   Value ($)
--------------------------------------------------------------------------------

Sony Corp. (Manufacturer of consumer electronic
  products) ................................................     100      29,519
Takefuji Corp. (Consumer loan company) .....................     200      26,067
The Mitsui Trust & Banking Co., Ltd. (Provider of trust
  and commercial banking services) .........................  13,000      20,073
Tohoku Electric Power Co., Inc. (Medium-scale
  regional power supplier) .................................   1,300      15,350
Tokyo Electric Power Co. (Electric utility) ................   2,500      54,496
Toyko Trust & Banking Co., Ltd. (Commercial bank) ..........   2,000       5,722
Toyota Motor Corp. (Leading automobile manufacturer) .......   1,000      39,873
                                                                        --------
                                                                         607,746
                                                                        --------
Netherlands 8.9%
ABN AMRO Holding NV (Bank) .................................   2,100      43,635
DSM NV (Plastic producer) ..................................      90       2,963
ING Groep NV (Provider of insurance and financial
  services) ................................................   1,350      68,523
Koninklijke (Royal) Philips Electronics NV (Manufacturer
  of consumer electronics) .................................     615     114,267
                                                                        --------
                                                                         229,388
                                                                        --------
Norway 0.9%
Christiania Bank og Kreditkasse (Commercial bank) ..........   4,670      23,737
                                                                        --------
Singapore 0.2%
Wing Tai Holdings Ltd. (Property investment and
  development, garment manufacturing, trading in
  fabric and architectural products) .......................   8,000       5,985
                                                                        --------
Spain 2.5%
Compania Espanola de Petroleos SA (Manufacturer
  of energy products and petrochemicals) ...................   2,400      23,079
Endesa SA (Electric power utility) .........................   1,000      21,233
Repsol SA (Manufacturer of crude oil and natural gas) ......   1,005      19,086
                                                                        --------
                                                                          63,398
                                                                        --------
Sweden 3.0%
LM Ericsson Telephone Co. "B" (Manufacturer of
  wired and mobile telecommunications equipment) ...........     800      76,819
                                                                        --------
Switzerland 6.0%
ABB, Ltd. (Manufacturer of equipment for power
  generation and distribution) .............................     285      30,463
BK Vision AG* (Investor in banks and insurance
  companies) ...............................................     100      18,367


    The accompanying notes are an integral part of the financial statements.

                                                              Shares   Value ($)
--------------------------------------------------------------------------------

Credit Suisse Group (Registered) (Provider of bank
  services, management services and life insurance) ........     155      24,782
Holderbank Financiere Glaris AG (Bearer) (Cement
  producer) ................................................      35      38,570
Pargesa Holding AG (Investment firm) .......................      10      18,969
SAirGroup (Airline) ........................................      50       9,545
UBS AG-Registered (Provider of banking and asset
  management services) .....................................      55      13,430
                                                                         154,126
United Kingdom 16.1%
Abbey National PLC (Financial services) ....................     600       6,757
BP Amoco PLC (Major oil company) ...........................   3,200      24,717
Barclays PLC (Commercial and investment banking,
  insurance and other financial services) ..................   2,200      52,264
British Aerospace PLC (Producer of military aircraft) ......     429       2,113
Cable and Wireless PLC (International
  telecommunication services in the United
Kingdom and Hong Kong) .....................................   1,000      20,724
Delta PLC (Manufacturer of elecrtical cables) ..............   1,500       2,565
GKN PLC (Producer of automotive, agritechnical and
  aerospace vehicles and provider of various industrial
  services) ................................................   1,000      12,937
HSBC Holdings PLC (financial company) ......................   4,000      46,881
Hyder PLC (Provider of infrastructure services) ............     750       2,381
Imperial Tobacco Group PLC (Manufacturer of tobacco
  products) ................................................   1,320       8,757
Lonmin PLC (Miner of platinum, gold and coal) ..............     550       5,908
Marconi PLC (Provider of telecommunications equipment) .....   1,000      12,463
Peninsular and Oriental Steam Navigation Co. PLC
(Shipping and transportation company) ......................   1,100      11,989
Pilkington PLC (Manufacturer of glass for building and
  automotive markets) ......................................   1,700       1,799
Rolls-Royce PLC (Manufacturer of aero, marine, and
  industrial gas turbines) .................................   9,000      29,143
Royal Bank of Scotland Group PLC (Bank) ....................   4,000      52,567
Scottish Power PLC (Electric utility) ......................   1,500      11,385
Severn Trent PLC (Supplier of water and other
  related services) ........................................     330       2,747
Shell Transport & Trading PLC (Petroleum company) ..........   3,000      20,708
Tarmac PLC (Manufacturer of ready-mix concrete) ............   1,568      14,415
Thames Water PLC (Water holding company) ...................     600       6,492


    The accompanying notes are an integral part of the financial statements.

                                                              Shares   Value ($)
--------------------------------------------------------------------------------

Tomkins PLC (Diversified international industrial
  company) ...............................................    5,219       14,508
United Utilities PLC (Multi-utility business) ............    1,750       18,078
Vodafone AirTouch PLC (Provider of telecommunication
  services) ..............................................    5,000       27,998
W.H. Smith Group PLC (Book, newspaper, music and
  hardware retailer) .....................................      500        2,500
                                                                        --------
                                                                         412,796
                                                                        --------
--------------------------------------------------------------------------------
Total Common Stocks (Cost $2,426,066)                                  2,563,452
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $2,426,123) (a)             2,563,663
--------------------------------------------------------------------------------


*    Non-income producing

(a) The cost for federal income tax purposes was $2,444,266. At February 29, 2000, net unrealized appreciation for all securities based on tax cost was $119,397. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $367,063 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $247,666.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $2,426,123) ..........    $ 2,563,663
Cash ...........................................................         21,389
Foreign currency, at value (cost $43,759) ......................         44,497
Receivable for investments sold ................................        550,304
Dividends receivable ...........................................          3,469
Receivable for Fund shares sold ................................            156
Foreign taxes recoverable ......................................          3,016
Due from Adviser ...............................................        113,004
                                                                    -----------
Total assets ...................................................      3,299,498

Liabilities
--------------------------------------------------------------------------------
Notes payable ..................................................        500,000
Payable for Fund shares redeemed ...............................        249,818
Foreign taxes payable ..........................................          1,480
Accrued expenses and payables ..................................        144,575
                                                                    -----------
Total liabilities ..............................................        895,873
Net assets, at value ...........................................    $ 2,403,625

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income ...        (53,206)
Unrealized appreciation (depreciation) on:
  Investments ..................................................        137,540
  Foreign currency related transactions ........................         18,667
Accumulated net realized gain (loss) ...........................        278,754
Paid-in capital ................................................      2,021,870
--------------------------------------------------------------------------------
Net assets, at value                                                $ 2,403,625
--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share
  ($2,403,625/ 173,279 shares of capital stock outstanding,
  $.01 par value, 100,000,000 of shares authorized) ............    $     13.87


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $2,828) ...............   $  21,366
Interest ..........................................................         180
                                                                      ---------
Total income ......................................................      21,546
                                                                      ---------
Expenses:
Management fee ....................................................      16,746
Services to shareholders ..........................................      15,329
Custodian and accounting fees .....................................      89,447
Auditing ..........................................................      25,975
Legal .............................................................       1,630
Directors' fees and expenses ......................................      19,868
Reports to shareholders ...........................................       4,170
Registration fees .................................................      29,150
Interest expense ..................................................         585
Other .............................................................      10,788
                                                                      ---------
Total expenses, before expense reductions .........................     213,688
Expense reductions ................................................    (184,574)
                                                                      ---------
Total expenses, after expense reductions ..........................      29,114
Net investment income (loss)                                            (7,568)

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments (net of foreign taxes of $1,480) ......................     298,078
Foreign currency related transactions .............................      11,866
                                                                      ---------
                                                                        309,944
                                                                      ---------
Net unrealized appreciation (depreciation) during the period on:
Investments .......................................................    (209,226)
Foreign currency related transactions .............................      18,001
                                                                      ---------

                                                                       (191,225)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                              118,719
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      $  111,151
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  For the period
                                                                   September 1,
                                                     Six Months        1998
                                                       Ended      (commencement
                                                    February 29,  of operations)
                                                      2000         to August 31,
Increase (Decrease) in Net Assets                   (Unaudited)        1999
--------------------------------------------------------------------------------
Operations:
Net investment income (loss) ...................   $    (7,568)   $    37,454
Net realized gain (loss) from investment
  transactions .................................       309,944        177,503
Net unrealized appreciation (depreciation) on
  investment transactions during the period ....      (191,225)       347,432
                                                   -----------    -----------
Net increase (decrease) in net assets resulting
from operations ................................       111,151        562,389
                                                   -----------    -----------
Distributions to shareholders from:
Net investment income ..........................       (67,583)       (16,002)
Net realized gains .............................      (208,200)            --
                                                   -----------    -----------
Fund share transactions:
Proceeds from shares sold ......................     1,573,976      5,547,701
Reinvestment of distributions ..................       268,903         15,431
Cost of shares redeemed ........................    (2,501,943)    (2,883,398)
                                                    -----------   -----------
Net increase (decrease) in net assets from Fund
share transactions .............................      (659,064)     2,679,734
                                                   -----------    -----------
Increase (decrease) in net assets ..............      (823,696)     3,226,121
Net assets at beginning of period ..............     3,227,321          1,200
Net assets at end of period (including
  accumulated distributions in excess of
  net investment income of $53,206 and
  undistributed net investment income
  of $21,945) ..................................   $ 2,403,625    $ 3,227,321

Other Information
--------------------------------------------------------------------------------
Shares outstanding at beginning of period ......       220,899            100
                                                   -----------    -----------
Shares sold ....................................       106,140        445,751
Shares issued to shareholders in reinvestment of
  distributions ................................        18,406          1,169
Shares redeemed ................................      (172,166)      (226,121)
                                                   -----------    -----------
Net increase (decrease) in Fund shares .........       (47,620)       220,799
Shares outstanding at end of period ............       173,279        220,899


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

--------------------------------------------------------------------------------
                                                               2000(b) 1999(c)
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $14.61  $12.00
                                                               ----------------
--------------------------------------------------------------------------------
Income (loss) from investment operations:
--------------------------------------------------------------------------------
  Net investment income (loss) (a)                               (.03)    .18
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                                      .56    2.51
                                                               ----------------
--------------------------------------------------------------------------------
  Total from investment operations                                .53    2.69
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
  Net investment income                                          (.31)   (.08)
--------------------------------------------------------------------------------
  Net realized gains (loss)
  on investment transactions                                     (.96)     --
                                                               ----------------
--------------------------------------------------------------------------------
Total distributions                                             (1.27)   (.08)
--------------------------------------------------------------------------------
Net asset value, end of period                                 $13.87  $14.61
                                                               ----------------
--------------------------------------------------------------------------------
Total Return (%) (d)                                             3.23** 22.49
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                              2       3
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 12.81*  12.74
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                   1.75*   1.75
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        (.23)** 1.39
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        32*     75
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the six months ended February 29, 2000 (Unaudited).

(c) For the period September 1, 1998 (commencement of operations) to August 31, 1999.

(d)  Total returns would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder International Value Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Net realized and unrealized gains of the Fund derived in India are subject to certain non-U.S. taxes.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, foreign denominated investments, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

For the six months ended February 29, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $508,816 and $1,238,488, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.00% of the Fund's average daily net assets computed and accrued daily and payable monthly. The Adviser and certain of its subsidiaries have agreed to reimburse or not impose, respectively, all or a portion of their fees payable by the Fund until December 31, 2000 in order to maintain the annualized expenses of the Fund at not more than 1.75% of average daily net assets. For the six months ended February 29, 2000, the Adviser did not impose any of its management fee amounting to $16,746. Further, the Fund's reimbursement due from the Adviser at February 29, 2000 amounted to $113,004.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended February 29, 2000, SSC did not impose any of its fee amounting to $9,954.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended February 29, 2000, SFAC did not impose any of its fee amounting to $25,002.

The Corporation pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended February 29, 2000, Directors' fees and expenses not imposed aggregated $19,868.

D. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a$1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) was $309,000 with an average interest rate of 6.29%. Interest expense for the six months ended February 29, 2000 is $585.

E. Cessation of Operations

On February 7, 2000, the Board of Directors of the Fund approved the cessation of operations of the Fund effective on or about May 5, 2000 (the "Closing Date"). Accordingly, the Board has voted to redeem involuntarily the shares of any Fund shareholder outstanding at that time. This may be a taxable event for shareholders with the exception of those participating in a qualified defined contribution plan, defined benefit plan or other qualified retirement vehicle. In conjunction with approving the cessation of operations of the Fund, the Board approved closing the Fund to new investors effective as of the close of business on February 7, 2000.

Officers and Directors
--------------------------------------------------------------------------------

Nicholas Bratt*                              Joyce E. Cornell*
  o President                                  o Vice President

Sheryle J. Bolton                            Susan E. Dahl*
  o Director; Chief Executive Officer,         o Vice President
    Scientific Learning Corporation
                                             Philip S. Fortuna*
William T. Burgin                              o Vice President
  o Director; General Partner,
    Bessemer Venture Partners                Carol L. Franklin*
                                               o Vice President
Keith R. Fox
  o Director; General Partner,               Edmund B. Games, Jr.*
    The Exeter Group of Funds                  o Vice President

William H. Luers                             Joan R. Gregory*
  o Director; Chairman and President,          o Vice President
    U.N. Association of America
                                             Theresa Gusman*
Kathryn L. Quirk*                              o Vice President
  o Director; Vice President and
    Assistant Secretary                      Ann M. McCreary*
                                               o Vice President
Joan E. Spero
  o Director; President, Doris Duke          Robert C. Peck*
    Charitable Foundation                      o Vice President

Paul Bancroft III                            Sheridan Reilly*
  o Honorary Director; Venture                 o Vice President
    Capitalist and Consultant
                                             Shahram Tajbakhsh*
William H. Gleysteen, Jr.                      o Vice President
  o Honorary Director; Consultant;
    Guest Scholar, Brookings Institution     Tien Yu Sieh*
                                               o Vice President
Wilson Nolen
  o Honorary Director; Consultant            John Millette*
                                               o Vice President and Secretary
Robert G. Stone, Jr.
  o Honorary Director; Chairman              John R. Hebble*
    Emeritus and Director, Kirby               o Treasurer
    Corporation
                                             Caroline Pearson*
Elizabeth J. Allan*                            o Assistant Secretary
  o Vice President
                                             *Scudder Kemper Investments, Inc.
Irene T. Cheng*
  o Vice President

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund***
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund***
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Health Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Group